Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free
Income Fund
August 31, 1997

Portfolio Highlights

SECTOR Diversification

                                   Percent ofPercent of
                                   Net AssetsNet Assets
                                      2/28/97   8/31/97
______________________________________________________________
_____

Hospital Revenue                           14%       13%

Nuclear Revenue                            12        13

Housing Finance Revenue                    10        10

Dedicated Tax Revenue                       9         9

Prerefunded Bonds                           8         9

General Obligation Local                    7         7

General Obligation State                    8         6

Escrowed to Maturity                        5         5

Ground Transportation Revenue               3         5

Electric Revenue                            5         4

Lease Revenue                               5         4

Educational Revenue                         4         4

Water and Sewer Revenue                     5         3

Industrial and Pollution Control Revenue    1         2

All Others                                  4         5

Other Assets Less Liabilities               -         1
___________________________________________________________________

Total100%                                 100%

T. Rowe Price Tax-Free Income Fund
Unaudited

For a share outstanding throughout each period
Financial Highlights

            6 Months   Year
               Ended  Ended
             8/31/972/28/97 2/29/96 2/28/95 2/28/94 2/28/93

NET ASSET VALUE

Beginning of
period        $ 9.59  $9.66  $ 9.25  $ 9.66  $ 9.84 $  9.09

Investment activities
   Net investment
   income       0.26   0.52    0.52    0.53    0.54    0.56

   Net realized
   and unrealized
   gain (loss)  0.12  (0.07)   0.41   (0.37)      -    0.75

   Total from
   investment
   activities   0.38   0.45    0.93    0.16    0.54    1.31

Distributions

   Net investment
   income      (0.26) (0.52)  (0.52)  (0.53)  (0.54)  (0.56)

   Net realized
   gain            -      -       -   (0.04)  (0.18)      -

   Total
   distributions(0.26)(0.52)  (0.52)  (0.57)  (0.72)  (0.56)

NET ASSET VALUE

End of period $ 9.71  $9.59  $ 9.66  $ 9.25  $ 9.66 $  9.84

Ratios/Supplemental Data

Total return   3.99%  4.81%  10.31%   1.90%   5.50%  14.88%

Ratio of
expenses to
average net
assets         0.55%! 0.57%   0.58%   0.59%   0.59%   0.61%

Ratio of net
investment
income to
average
net assets     5.34%! 5.41%   5.49%   5.80%   5.40%   5.98%

Portfolio
turnover rate  42.0%! 40.7%   48.7%   49.3%   71.2%   76.7%

Net assets,
end of period
(in millions) $1,352  $1,337 $1,376  $1,329  $1,453 $ 1,442

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited
August 31, 1997

Statement of Net Assets


Par  Value
                                            In thousands

ALABAMA  2.3%

Alabama, GO
     Zero Coupon, 9/1/03                 $ 10,000 $   7,290

     Zero Coupon, 3/1/04                   10,000     7,023

     Zero Coupon, 9/1/04                    5,500     3,722

Alabama Water Pollution Control
   Auth., Revolving Fund Loan
     6.75%, 8/15/17 (AMBAC Insured)         2,750     3,069

Alexander City Special Care Fac.
   Fin. Auth., Russell Hosp.
     6.00%, 12/1/22                         3,250     3,293

Baldwin County, Eastern Shore Health
   Care Auth.
     Thomas Hosp., 6.75%, 4/1/21            1,900     2,042

Mobile, GO
   Capital Improvement Warrants
     Zero Coupon, 8/15/16 (MBIA Insured)    4,330     1,317

     Zero Coupon, 8/15/17 (MBIA Insured)    4,435     1,255

Mobile IDB, Mobile Energy, 6.95%, 1/1/20    1,500     1,631

Total Alabama (Cost  $27,780)                        30,642

ALASKA  2.2%

Alaska Housing Fin.
     5.85%, 12/1/14 (MBIA Insured)          3,405     3,470

     5.875%, 12/1/24 (MBIA Insured)        11,000    11,138

   General Mortgage
     Zero Coupon, 12/1/17 (MBIA Insured)    6,250     1,877

Valdez Marine Terminal, British Petroleum
   Pipelines
     5.65%, 12/1/28                        13,850    13,609

Total Alaska (Cost  $29,569)                         30,094

ARIZONA  0.6%

Salt River Agricultural Improvement and
   Power Dist., Electric
     6.50%, 1/1/22                          8,000     8,592

Total Arizona (Cost  $7,696)                          8,592

ARKANSAS  0.5%

Little Rock Health Fac. Board, Baptist
   Medical Center
     6.85%, 11/1/08                         2,495     2,869

North Little Rock, Electric, 6.50%,
   7/1/15 (MBIA Insured)                 $  4,000 $   4,574

Total Arkansas (Cost  $6,476)                         7,443

CALIFORNIA  6.5%

Foothill / Eastern Transportation Corridor
   Agency
     California Toll Road
     Zero Coupon, 1/1/15                    5,000     1,797

     Zero Coupon, 1/1/17                   20,000     6,364

     Zero Coupon, 1/1/26                    5,000       923

Los Angeles City, GO
     5.80%, 9/1/09 (FGIC Insured)           2,400     2,533

     6.00%, 9/1/14 (MBIA Insured)           5,000     5,266

Los Angeles City, Wastewater
     7.15%, 6/1/20 (Prerefunded 6/1/00!)   10,500    11,519

Los Angeles County
   Marina del Rey, COP
     6.25%, 7/1/03                          4,000     4,267

     6.50%, 7/1/08                          3,250     3,445

Los Angeles County Metropolitan
   Transportation Auth.
     Sales Tax
     6.25%, 7/1/13 (MBIA Insured)           8,965     9,634

     7.40%, 7/1/15                          5,530     5,934

Los Angeles County Public Works Fin. Auth.
     5.50%, 10/1/18 (FSA Insured)           7,000     7,123

Los Angeles Harbor Dept.
     7.60%, 10/1/18 (Escrowed to Maturity)  3,200     3,991

San Bernardino, Sisters of Charity Health Care
     7.00%, 7/1/21 (Prerefunded 7/1/01!)    3,000     3,347

San Francisco City and County Airport
     6.30%, 5/1/11 (AMBAC Insured)          2,000     2,161

San Jose Redev. Agency, Merged Area Redev.
     5.00%, 8/1/21 (MBIA Insured)          10,000     9,364

San Mateo County Transit Dist., 5.25%,
   6/1/16 (MBIA Insured)                    6,000     5,985

Southern California Public Power Auth.,
     6.75%, 7/1/11                          4,050     4,703

Total California (Cost  $80,182)                     88,356


COLORADO  2.5%

Boulder County, Longmont United Hosp.
     8.20%, 12/1/20 (Prerefunded 12/1/00!)$ 2,000 $   2,249

Denver City and County Airport
     5.50%, 11/15/25 (MBIA Insured)         9,800     9,743

E-470 Public Highway Auth.
     Zero Coupon, 9/1/13 (MBIA Insured)    10,000     4,216

     Zero Coupon, 9/1/14 (MBIA Insured)    11,295     4,474

     Zero Coupon, 9/1/17 (MBIA Insured)    10,000     3,293

     Zero Coupon, 8/31/26
     (Prerefunded 8/31/05!)                 7,000       998

Jefferson County School Dist., GO
     6.00%, 12/15/12 (AMBAC Insured)        8,000     8,357

Total Colorado (Cost  $32,347)                       33,330

CONNECTICUT  1.2%

Connecticut, State Special Tax,
     7.125%, 6/1/10                         7,350     8,755

Connecticut Dev. Auth., Mystic
   Marinelife Aquarium
     7.00%, 12/1/27                         1,700     1,759

Connecticut HEFA, Yale-New Haven Hosp.
     7.10%, 7/1/25 (MBIA Insured)
     (Prerefunded 7/1/00!)                  5,825     6,366

Total Connecticut (Cost  $14,948)                    16,880

DELAWARE  0.3%

Delaware HFA, Beebe Medical Center, 6.75%,
   6/1/14                                   3,500     3,725

Total Delaware (Cost  $3,424)                         3,725

DISTRICT OF COLUMBIA  0.8%

Dist. of Columbia, GO
     5.50%, 6/1/13 (AMBAC Insured)          5,350     5,377

Dist. of Columbia
   American Assoc. for the Advancement
     of Science
     5.125%, 1/1/27 (AMBAC Insured)         2,500     2,323

Dist. of Columbia
   American Univ.
     5.625%, 10/1/26 (AMBAC Insured)     $  2,780 $   2,786

Total District of Columbia (Cost  $10,234)           10,486

FLORIDA  3.4%

Broward County Resource Recovery
   Broward Waste Energy, L.P. North
     7.95%, 12/1/08                        10,640    11,593

   Broward Waste Energy, L.P. South
     7.95%, 12/1/08                           870       947

Dade County
   Capital Appreciation
     Zero Coupon, 2/1/09 (MBIA Insured)    12,185     6,749

     Zero Coupon, 2/1/13 (MBIA Insured)     9,000     3,878

Florida Board of Ed., GO, Public Ed.
   Capital Outlay
     7.25%, 6/1/23                          6,210     6,752

Jacksonville Transportation Auth., GO
     7.375%, 7/1/20 (Prerefunded 7/1/00!)   8,750     9,644

Port St. Lucie
   Capital Appreciation
     Zero Coupon, 9/1/16 (FGIC Insured)     5,000     1,700

     Zero Coupon, 9/1/26 (FGIC Insured)     5,000       878

Sarasota County Public Hosp. Board
   Sarasota Memorial Hosp., FR
     (Currently 4.55%), 10/1/21 (MBIA Insured)4,000   3,920

Total Florida (Cost  $42,901)                        46,061

GEORGIA  7.2%

Coweta County Residential Care Fac. for
   the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
     8.20%, 10/1/16                         1,350     1,548

     8.25%, 10/1/26                         1,800     2,070

Fulton-Dekalb Hosp. Auth.
   Grady Memorial Hosp.
     6.80%, 1/1/07 (AMBAC Insured)
     (Escrowed to Maturity)                 5,530     6,368

Fulton-Dekalb Hosp. Auth.
   Grady Memorial Hosp.
     6.80%, 1/1/08 (AMBAC Insured)
     (Escrowed to Maturity)              $  5,905 $   6,840

     6.85%, 1/1/09 (AMBAC Insured)
     (Escrowed to Maturity)                 6,310     7,348

     6.85%, 1/1/10 (AMBAC Insured)
     (Escrowed to Maturity)                 6,745     7,864

Georgia Private Colleges and Univ. Auth.,
   Emory Univ.
     5.125%, 11/1/27                        3,110     2,974

Gwinnett County School Dist., GO
     6.40%, 2/1/11                          1,905     2,163

     6.40%, 2/1/12                          1,255     1,427

Henry County School Dist., GO, 6.45%, 8/1/112,100     2,375

Metropolitan Atlanta Rapid Transit Auth.
   Sales Tax
     6.55%, 7/1/20 (Prerefunded 7/1/01!)    5,500     6,015

     6.90%, 7/1/16 (MBIA Insured)
     (Prerefunded 7/1/04!)                  5,655     6,493

Municipal Electric Auth. of Georgia
     5.00%, 1/1/21 (MBIA Insured)          11,500    10,806

     5.70%, 1/1/19 (FGIC Insured)           5,100     5,292

     6.125%, 1/1/14 (FGIC Insured)          5,500     5,779

     6.40%, 1/1/07 (AMBAC Insured)          7,500     8,418

     7.25%, 1/1/24 (AMBAC Insured)          6,500     8,222

     8.125%, 1/1/17                         5,680     5,867

Total Georgia (Cost  $88,741)                        97,869

IDAHO  0.0%

Idaho Housing Agency, 7.70%, 7/1/17
   (FHA Guaranteed)                           580       610

Total Idaho (Cost  $580)                                610

ILLINOIS  4.1%

Chicago, GO
     5.50%, 1/1/18 (AMBAC Insured)          6,630     6,654

     6.25%, 1/1/15 (AMBAC Insured)          1,000     1,108

Chicago Board of Ed., GO, Chicago School
   Reform
     5.75%, 12/1/27 (AMBAC Insured)      $  4,500 $   4,579

Cook, Dupage, Kane, Lake, McHenry,
   and Will Counties
   Regional Transportation Auth.
     7.75%, 6/1/19 (FGIC Insured)           5,350     6,931

Illinois HFA

   Glen Oaks Medical Center
     7.00%, 11/15/19
     (Escrowed to Maturity)                 3,300     3,764

   Highland Park Hosp.
     5.75%, 10/1/26 (MBIA Insured)          2,000     2,017

   Hinsdale Hosp.
     9.00%, 11/15/15
     (Escrowed to Maturity)                 4,670     5,430

   Loyola Univ. Health
     5.00%, 7/1/24 (MBIA Insured)          10,510     9,680

Illinois Regional Transportation Auth.
     6.70%, 11/1/21 (FGIC Insured)          5,000     5,856

Metropolitan Pier and Exposition Auth.,
   McCormick Place
     5.25%, 6/15/27 (AMBAC Insured)        10,000     9,606

Total Illinois (Cost  $52,335)                       55,625

INDIANA  1.3%

Indiana HFFA, Clarion Health Partners,
   5.50%, 2/15/16                           9,205     9,069

Indiana State Office Building Commission,
   Correctional Fac.
     5.50%, 7/1/20 (AMBAC Insured)          5,750     5,683

St. Joseph's County Hosp Auth., St.
   Joseph's Medical Center
     6.70%, 12/1/02 (MBIA Insured)          1,985     2,186

Total Indiana (Cost  $16,186)                        16,938

KENTUCKY  1.4%

Carroll County, PCR, Kentucky Utilities,
     7.45%, 9/15/16                        15,000    16,921

Kentucky Economic Dev. Fin. Auth.
   Sisters of Charity of Nazareth
     VRDN (Currently 3.65%)                 1,300     1,300

Kentucky Turnpike Auth., Economic Dev.
     7.25%, 5/15/10 (Prerefunded 5/15/00!)    855       932

Total Kentucky (Cost  $17,973)                       19,153

LOUISIANA  1.5%

East Baton Rouge Mortgage Fin. Auth.,
   Single Family
     7.375%, 3/1/10
     (Escrowed to Maturity)              $  2,800 $   3,199

Lake Charles Harbor and Terminal Dist,
   Port Fac.
     DuPont (CONOCO)
     VRDN (Currently 3.75%)                   900       900

Louisiana Offshore Terminal Auth., LOOP,
     7.60%, 9/1/10                         10,440    11,403

Louisiana Public Fac. Auth., Xavier Univ.
     5.25%, 9/1/27 (MBIA Insured) **        5,000     4,796

Total Louisiana (Cost  $18,963)                      20,298

MAINE  0.2%

Maine Housing Auth., 6.10%, 11/15/15
   (AMBAC Insured)                          3,000     3,117

Total Maine (Cost  $3,000)                            3,117

MARYLAND  5.2%

Baltimore City, Convention Center
     6.00%, 9/1/17 (FGIC Insured)           1,750     1,834

Baltimore County, Pickersgill Retirement
   Community
     7.70%, 1/1/21 (Prerefunded 1/1/02!)    2,000     2,280

Gaithersburg Economic Auth., Asbury Methodist Home
     7.85%, 1/1/20 (Prerefunded 1/1/00!)    3,000     3,284

Maryland CDA
   Single Family
     5.95%, 4/1/16                          7,500     7,713

     5.95%, 7/1/23                          5,000     5,103

     6.45%, 4/1/14                          2,000     2,106

     7.25%, 4/1/19                          2,500     2,632

     7.60%, 4/1/17                          7,810     8,161

Maryland HHEFA
   Johns Hopkins Hosp., Zero Coupon, 7/1/19 8,250     2,464

   Johns Hopkins Univ., 7.50%, 7/1/20       9,475     9,921

   Kennedy Kreiger Institute, 6.75%, 7/1/22 1,500     1,574

   Univ. of Maryland Medical System
     7.00%, 7/1/22 (FGIC Insured)           1,500     1,826

Maryland Stadium Auth., Sports Fac.
     5.75%, 3/1/18 (AMBAC Insured)       $  3,000 $   3,091

Maryland Water Quality Fin. Administration
   Revolving Loan Fund
     7.25%, 9/1/12 (Prerefunded 9/1/00!)    1,950     2,149

Maryland-National Capital Park and
   Planning Commission, GO
   BAN, Prince George's County
     VRDN (Currently  3.75%)                1,900     1,900

Montgomery County Housing Opportunities
   Commission
   Single Family, 7.50%, 7/1/17             1,070     1,128

Prince George's County, Dimensions
   Health, 5.30%, 7/1/24                    7,685     7,346

Univ. of Maryland, Auxiliary Fac. and
   Tuition, 5.75%, 4/1/17                   5,000     5,193

Total Maryland (Cost  $64,677)                       69,705

MASSACHUSETTS  2.1%

Massachusetts Bay Transportation Auth., GO
   General Transportation
     7.00%, 3/1/14                          3,150     3,738

     7.00%, 3/1/21                          6,200     7,493

Massachusetts HEFA
   Harvard Univ., 6.25%, 4/1/20             5,000     5,586

   Massachusetts General Hosp.
     6.00%, 7/1/15 (AMBAC Insured)          4,500     4,644

Massachusetts Housing Fin. Agency,
     6.30%, 12/1/14                         6,250     6,575

Total Massachusetts (Cost  $25,082)                  28,036

MICHIGAN  1.1%

Michigan HDA
     6.45%, 12/1/14                         2,120     2,222

     7.55%, 12/1/15                         1,750     1,844

Michigan Hosp. Fin. Auth.
   Bay Medical Center, 8.25%, 7/1/12        1,000     1,112

   Henry Ford Hosp., 5.25%, 11/15/20        5,000     4,799

   Mercy Health, 5.50%, 8/15/20             5,500     5,401

Univ. of Michigan Hosp., VRDN (Currently 3.75%)100      100

Total Michigan (Cost  $14,838)                       15,478

MINNESOTA  1.1%

Northern Minnesota Municipal Power Agency,
     7.35%, 1/1/02                       $  5,000 $   5,276

Rochester Health Care Fac.
   Mayo Foundation/Mayo Medical Center
     6.25%, 11/15/21                        3,000     3,193

Univ. of Minnesota, Residual Interest
   Bond / Inverse Floater
     (Currently 5.686%), 8/15/03            5,800     5,930

Total Minnesota (Cost  $13,079)                      14,399

MISSISSIPPI  0.8%

Claiborne County, PCR
   Systems Energy Resources
     7.30%, 5/1/25                          2,750     2,906

     9.875%, 12/1/14                        3,400     3,686

Mississippi Home, Single Family, 9.25%,
   3/1/12 (FGIC Insured)                      586       628

Mississippi Hosp. Equipment and Fac. Auth.
   Rush Medical Foundation
     6.00%, 1/1/16 **                       1,245     1,242

     6.00%, 1/1/22 **                         935       926

Warren County, PCR, Mississippi Power
   and Light
     7.00%, 4/1/22                          1,500     1,640

Total Mississippi (Cost  $10,654)                    11,028

MISSOURI  0.8%

Joplin IDA, Tri-State Osteopathic Hosp.,
     8.25%, 12/15/14                        1,375     1,517

Missouri Environmental Improvement and
   Energy Resources Auth., Union Electric
     3.775%, 12/1/20                        7,785     7,785

Missouri HEFA, Bethesda Health Group,
     7.50%, 8/15/12                         1,250     1,392

Total Missouri (Cost  $10,359)                       10,694

NEBRASKA  0.2%

Omaha Public Power Dist., Electric
     6.20%, 2/1/17 (Escrowed to Maturity)   3,000     3,276

Total Nebraska (Cost  $2,988)                         3,276

NEVADA  0.6%

Clark County School Dist., GO
   Limited Tax School Improvement
     7.00%, 6/1/11 (MBIA Insured)        $  3,500 $   4,171

Nevada, GO, Municipal Bond Bank
     7.25%, 11/1/10 (Escrowed to Maturity)  3,050     3,443

Nevada Housing Division, Single Family,
     7.85%, 10/1/15                           965     1,017

Total Nevada (Cost  $7,458)                           8,631

NEW HAMPSHIRE  0.4%

New Hampshire HHEFA, Wentworth Douglass Hosp.
     5.375%, 1/1/15 (MBIA Insured)          5,600     5,685

Total New Hampshire (Cost  $5,578)                    5,685

NEW JERSEY  0.5%

New Jersey Sports and Exposition Auth.,
   Monmouth Park
     8.00%, 1/1/25                          4,500     5,030

New Jersey Turnpike Auth., 6.50%, 1/1/16
   (MBIA Insured)                           2,000     2,292

Total New Jersey (Cost  $6,542)                       7,322

NEW MEXICO  0.7%

Farmington, PCR
   Public Service Co. of New Mexico
     6.30%, 12/1/16                         2,400     2,490

     6.375%, 4/1/22                         4,325     4,498

Gallup, PCR, Plains Electric Generation
   and Transmission
     6.65%, 8/15/17 (MBIA Insured)          2,000     2,201

Total New Mexico (Cost  $8,717)                       9,189

NEW YORK  14.9%

Dormitory Auth. of the State of New York
   City Univ.
     5.75%, 7/1/13                         10,000    10,423

     5.75%, 7/1/18 (AMBAC Insured)          5,000     5,281

     6.00%, 7/1/14                         10,000    10,715

Dormitory Auth. of the State of New York
   State Univ. Ed. Fac., 5.25%, 5/15/19  $  3,325 $   3,220

   Vassar College, 7.25%, 7/1/15            2,000     2,198

Metropolitan Transportation Auth. of
   New York, Commuter Fac.
     5.75%, 7/1/21 (MBIA Insured)          12,750    13,035

Municipal Assistance Corp. of New
   York City, 5.50%, 7/1/99                 5,000     5,128

New York City, GO
     6.00%, 12/1/18 (FSA Insured)
     (Escrowed to Maturity)                 5,000     5,036

     6.00%, 2/15/25                         5,000     5,087

     6.00%, 8/15/26                         5,000     5,088

     6.00%, 10/15/26                        5,500     5,604

     6.25%, 8/1/09                          9,550    10,235

     6.375%, 8/1/04                         4,145     4,451

     8.00%, 8/1/16                            180       207

New York City Municipal Water Fin.
   Auth., Water and Sewer
     5.75%, 6/15/29                        10,500    10,659

New York State Environmental Fac., PCR
   State Water Revolving Fund, 6.90%, 11/15/155,365   6,131

New York State Housing Fin. Agency
   State Univ. Construction
     7.80%, 5/1/01 (Escrowed to Maturity)   2,000     2,236

New York State Local Gov't. Assistance
     5.00%, 4/1/21                          5,000     4,616

     5.50%, 4/1/21                         16,135    15,903

     7.20%, 4/1/04 (Prerefunded 4/1/01!)    5,000     5,562

New York State Medical Care Fac. Fin. Agency
   Albany and St. John's Medical Center
     6.20%, 2/15/28 (FHA Guaranteed)        3,480     3,721

   Buffalo General Hosp.
     6.00%, 8/15/14 (FHA Guaranteed)        8,940     9,427

   Mental Health, 6.50%, 8/15/24            6,000     6,502

   New York Hosp.
     6.50%, 8/15/29 (AMBAC Insured)         4,625     5,080

New York State Urban Dev.
   Senior Lien
     5.375%, 7/1/22                         9,000     8,812

     5.50%, 7/1/26                         10,000    10,007

Triborough Bridge and Tunnel Auth.
     5.20%, 1/1/22                       $  7,700 $   7,431

     5.50%, 1/1/17                         18,500    18,943

Total New York (Cost  $184,925)          200,738

NORTH CAROLINA  1.8%

Cumberland County, Civic Center, COP
     6.40%, 12/1/24 (AMBAC Insured)         2,750     3,006

North Carolina Eastern Municipal
   Power Agency
     7.50%, 1/1/10 (Escrowed to Maturity)   8,980    10,766

North Carolina Housing Fin. Agency,
     7.40%, 3/1/28                          1,995     2,126

North Carolina Medical Care Commission
   Duke Univ. Hosp., 5.25%, 6/1/26          5,000     4,855

   Stanley Memorial Hosp.
     7.80%, 10/1/19 (Prerefunded 10/1/99!)  3,000     3,279

Total North Carolina (Cost  $21,266)                 24,032

NORTH DAKOTA  0.4%

Mercer County, PCR, Basin Electric Power
     6.05%, 1/1/19 (AMBAC Insured)          4,500     4,746

Total North Dakota (Cost  $4,539)                     4,746

OHIO  1.9%

Cleveland, Waterworks, 5.50%, 1/1/13
   (MBIA Insured)                           4,765     4,940

Dayton Special Fac., Emery Air Freight,
     6.05%, 10/1/09                         2,500     2,625

Franklin County, GO
     6.375%, 12/1/17
     (Prerefunded 12/1/01!)                 2,000     2,183

     6.80%, 12/1/09
     (Prerefunded 12/1/00!)                 2,860     3,123

     6.80%, 12/1/10
     (Prerefunded 12/1/00!)                 3,240     3,538

Montgomery County Hosp. Fac., Kettering
   Medical Center
     7.375%, 4/1/02 (MBIA Insured)          2,500     2,661

Ohio Air Quality Dev. Auth., PCR,
   Cleveland Electric
     6.00%, 8/1/20                          3,500     3,522

Ohio Water Dev. Auth., PCR, Cleveland
   Electric, 7.70%, 8/1/25               $  2,700 $   3,037

Total Ohio (Cost  $23,869)                           25,629

OKLAHOMA  0.4%

Tulsa County Home Fin. Auth., Single Family
     6.90%, 8/1/10 (FGIC Insured)
     (Escrowed to Maturity)                 4,250     4,975

Total Oklahoma (Cost  $4,227)                         4,975

PENNSYLVANIA  1.1%

Beaver County IDA, PCR, Cleveland Electric,
     7.75%, 7/15/25                         3,900     4,397

Pennsylvania Convention Center Auth.
     6.70%, 9/1/14 (FSA Insured)            5,000     5,603

Pennsylvania Intergovernmental Cooperative
   Auth.
   Special Tax, 6.75%, 6/15/21 (FGIC Insured)
     (Prerefunded 6/15/05!)                 4,750     5,392

Total Pennsylvania (Cost  $13,949)                   15,392

PUERTO RICO  1.6%

Puerto Rico Commonwealth, GO
     5.65%, 7/1/15 (MBIA Insured)           7,300     7,696

Puerto Rico Ind. Medical Higher Ed. and
   Environmental Pollution Control Fac.
   Fin. Auth.
     Catholic Univ. of Puerto Rico,
     9.25%, 12/1/97                         1,730     1,751

Puerto Rico Infrastructure Fin. Auth.
     7.50%, 7/1/09                          9,955    10,447

     7.75%, 7/1/08                          1,740     1,829

Total Puerto Rico (Cost  $20,540)                    21,723

RHODE ISLAND  1.5%

Rhode Island Health and Ed. Building
   Bryant College, 6.125%, 6/1/19
   (MBIA Insured)                           5,000     5,228

   Rhode Island Hosp.
     Residual Interest Bond / Inverse Floater
     (Currently 9.816%), 8/15/21
     (FGIC Insured)                         1,000     1,208

Rhode Island Housing and Mortgage Fin.
   Homeownership Opportunity
     6.70%, 10/1/14                      $  5,000 $   5,318

     7.85%, 10/1/16                         8,000     8,449

Total Rhode Island (Cost  $18,854)                   20,203

SOUTH CAROLINA  2.4%

Fairfield County, PCR, South Carolina
   Electric and Gas
     6.50%, 9/1/14                          4,000     4,351

Greenville Hosp. Board of Trustees,
   Hosp. Fac., 5.50%, 5/1/16                2,750     2,757

Piedmont Municipal Power Agency
     6.50%, 1/1/14 (FGIC Insured)           3,000     3,429

     6.50%, 1/1/14 (FGIC Insured)
     (Escrowed to Maturity)                   500       572

South Carolina Public Service Auth.
   Santee Cooper
     6.25%, 1/1/22 (AMBAC Insured)         17,750    18,990

     7.00%, 7/1/12 (Prerefunded 7/1/01!)    1,650     1,831

Total South Carolina (Cost  $29,583)                 31,930

SOUTH DAKOTA  0.2%

South Dakota HDA, Homeownership,
     6.65%, 5/1/14                          2,000     2,127

Total South Dakota (Cost  $2,000)                     2,127

TENNESSEE  1.8%

Chattanooga Health Ed. and Housing Fac. Board
   Memorial Hosp.
     6.625%, 9/1/07 (MBIA Insured)          2,950     3,379

     6.625%, 9/1/08 (MBIA Insured)          3,150     3,625

Metropolitan Gov't. of Nashville and
   Davidson Counties
   Water and Sewer
     Zero Coupon, 1/1/12 (FGIC Insured)    11,250    12,866

Shelby County Health Ed. and Housing Fac. Board
   Le Bonheur Children's Medical Center
     5.50%, 8/15/12 (MBIA Insured)
     (Escrowed to Maturity)                 4,250     4,354

Total Tennessee (Cost  $22,728)                      24,224

TEXAS  7.9%

Amarillo Health Fac., Sears Panhandle
   Retirement
     7.75%, 8/15/26                      $  5,000 $   5,198

Arlington Independent School Dist., GO,
   Capital Appreciation
     Zero Coupon, 2/15/16                   9,650     3,280

Brazos River Auth., Houston Lighting
   and Power
     8.25%, 5/1/15                         18,000    18,774

Denison Hosp. Auth., Texoma Medical
   Center, 7.00%, 8/15/14                   4,245     4,590

Harris County, GO
   Toll Road
     Zero Coupon, 8/15/00 (MBIA Insured)    1,240     1,087

     Zero Coupon, 8/15/04 (MBIA Insured)    6,000     4,287

Harris County Health Fac. Dev.
   Memorial Hosp.
     7.125%, 6/1/15 (Prerefunded 6/1/02!)   2,500     2,820

   Sisters of Charity of the Incarnate Word
     7.10%, 7/1/21 (Prerefunded 7/1/01!)    4,000     4,451

   St. Luke's Episcopal Hosp.
     VRDN (Currently 3.70%)                 6,400     6,400

   Texas Medical Center
     7.375%, 5/15/20 (MBIA Insured)
     (Prerefunded 5/15/00!)                 7,645     8,384

Harris County HFA, Sisters of Charity
     VRDN (Currently 3.30%)                 5,100     5,100

Harris County Hosp. Dist., 7.40%,
   2/15/10 (AMBAC Insured)                  1,500     1,789

Matagorda County Navigation Dist., PCR
   Central Power and Light, 7.50%, 12/15/14 1,500     1,643
   Houston Lighting and Power
     7.20%, 12/1/18 (FGIC Insured)          3,600     3,884

Northwest Texas Independent School Dist., GO
   School Buildings, Zero Coupon, 8/15/17   4,000     1,229

San Antonio Electric and Gas, 5.25%, 2/1/01 5,000     5,134

Texas, GO
   Veterans Housing Assistance
     6.25%, 12/1/15                         3,045     3,127

     7.40%, 12/1/20                        14,205    15,643

Texas Department of Housing and Community
   Affairs
   NHP Foundation, 6.40%, 1/1/27            3,500     3,619

Tyler Health Fac. Dev.
   East Texas Medical Center
     5.50%, 11/1/17 (FSA Insured)        $  5,215 $   5,189

     5.50%, 11/1/17 (MBIA Insured)          1,700     1,692

Total Texas (Cost  $101,338)                        107,320

UTAH  0.6%

Intermountain Power Agency
     5.75%, 7/1/19 (MBIA Insured)           3,000     3,061

   Power Supply, 7.50%, 7/1/21              4,750     4,969

Total Utah (Cost  $7,584)                             8,030

VERMONT  0.5%

Vermont Ed. and Health Buildings Fin. Agency
   Medical Center Hosp. of Vermont
     7.35%, 9/1/13 (FGIC Insured)           4,650     4,956

     7.45%, 9/1/23 (FGIC Insured)           2,000     2,137

Total Vermont (Cost  $6,650)                          7,093

VIRGINIA  4.9%

Fairfax County IDA, Inova Health Care
     6.00%, 8/15/26                         7,200     7,433

Fairfax County Water Auth.
     6.00%, 4/1/22 (Prerefunded 4/1/07!)   10,250    10,985

Hanover County IDA, Memorial Regional
   Medical Center
     6.375%, 8/15/18 (MBIA Insured)         4,185     4,750

Henrico County IDA
   Bon Secours Health, St. John's Hosp.
     7.50%, 9/1/15 (Prerefunded 7/1/00!)    1,750     1,931

   Bon Secours Health, St. Mary's Hosp.
     7.50%, 9/1/07 (Prerefunded 8/1/00!)    1,495     1,625

Peninsula Ports Auth., Shell Oil, VRDN
   (Currently 3.80%)                        1,470     1,470

Virginia HDA
     6.25%, 7/1/11                          5,000     5,209

     6.75%, 7/1/14                          7,435     8,010

     6.80%, 7/1/17                          8,900     9,573

Virginia HDA
     6.90%, 7/1/13                       $ 11,100 $  11,540

Virginia Transportation Board, Route 28
   Project, 6.50%, 4/1/18                   3,000     3,259

Total Virginia (Cost  $61,921)                       65,785

WASHINGTON  6.4%

Chelan County Public Utility Dist. No. 1
   Columbia River-Rock Hydroelectric
     Zero Coupon, 6/1/18 (MBIA Insured)    10,100     3,171

King County, GO, 5.70%, 12/1/10             3,545     3,728

Port of Seattle, 7.40%, 12/1/09             1,000     1,112

Tacoma
   Electric
     6.25%, 1/1/15 (FGIC Insured)           7,550     8,120

     Residual Interest Bond / Inverse Floater
     (Currently 8.901%), 1/2/15
     (AMBAC Insured)
     (Prerefunded 1/1/01!)                  5,000     5,813

   Solid Waste Utilities
     5.50%, 12/1/17 (AMBAC Insured)        10,000    10,034

Washington, GO, 5.70%, 10/1/15             14,000    14,729

Washington HFA, Sisters of Providence
     VRDN (Currently 3.80%)                 7,590     7,590

Washington Public Power Supply System
     5.60%, 7/1/15 (MBIA Insured)           6,500     6,539

     6.25%, 7/1/12 (FSA Insured)            5,000     5,364

     6.25%, 7/1/17 (MBIA Insured)           6,000     6,426

     7.25%, 7/1/09                          3,000     3,518

     7.25%, 7/1/15 (Prerefunded 1/1/00!)    2,200     2,385

     7.50%, 7/1/15 (Prerefunded 7/1/99!)    7,110     7,664

Total Washington (Cost  $79,322)                     86,193

WEST VIRGINIA  0.8%

Kanawha County Building Commission
   Charleston Area Medical Center
     7.50%, 11/1/08 (Prerefunded 11/1/99!)  2,250     2,447

West Virginia Hosp. Fin. Auth.
   Charleston Area Medical Center
     5.75%, 9/1/13 (MBIA Insured)        $  4,200 $   4,355

West Virginia State Parkways
   Economic Dev. and Tourism Auth.
     Residual Interest Bond / Inverse Floater
     (Currently 7.576%), 5/16/19
     (FGIC Insured)                         3,600     3,699

Total West Virginia (Cost  $9,911)                   10,501

WISCONSIN  0.6%

Wisconsin HEFA, United Health Group
     5.50%, 12/15/16 (MBIA Insured)         6,540     6,471

Wisconsin Public Power Agency
     7.00%, 7/1/02 (AMBAC Insured)          1,500     1,629

Total Wisconsin (Cost  $7,738)                        8,100

Total Investments in Securities

99.2% of Net Assets (Cost  $1,244,251)            $1,341,403

Other Assets Less Liabilities                        10,292

NET ASSETS                                        $1,351,695
                                                 __________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $     660

Accumulated net realized gain/loss -
net of distributions                                 (6,489)

Net unrealized gain (loss)                           97,152

Paid-in-capital applicable to 139,179,852
shares of $1.00 par value capital stock
outstanding; 500,000,000 shares authorized        1,260,372

NET ASSETS                                        $1,351,695
                                                ___________

NET ASSET VALUE PER SHARE                         $    9.71
                                                ___________

    **   When-issued security
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   BAN   Bond Anticipation Note
   CDA   Community Development Administration
   COP   Certificates of Participation
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
    FR   Floating rate
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   HDA   Housing Development Authority
  HEFA   Health & Educational Facility Authority
   HFA   Health Facility Authority
  HFFA   Health Facility Financing Authority
 HHEFA   Health & Higher Educational Facility Authority
   IDA   Industrial Development Authority
   IDB   Industrial Development Bond
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    8/31/97

Investment Income

Interest income                                   $  39,674

Expenses
    Investment management                             3,203
    Shareholder servicing                               372
    Custody and accounting                               93
    Prospectus and shareholder reports                   29
    Registration                                         18
    Directors                                             5
    Legal and audit                                       5
    Miscellaneous                                         9

    Total expenses                                    3,734

Net investment income                                35,940

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        3,082
    Futures                                            (638)

    Net realized gain (loss)                          2,444

Change in net unrealized gain or
    loss on securities                               14,904

Net realized and unrealized gain (loss)              17,348

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  53,288

T. Rowe Price Tax-Free Income Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                         6 Months      Year
                                            Ended     Ended
                                          8/31/97   2/28/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                $ 35,940 $  72,545
    Net realized gain (loss)                2,444    (3,053)
    Change in net unrealized gain or loss  14,904    (7,061)
    Increase (decrease) in net assets
      from operations                      53,288    62,431

Distributions to shareholders
    Net investment income                 (35,940)  (72,541)

Capital share transactions*
    Shares sold                            76,213   133,711
    Distributions reinvested               23,480    48,012
    Shares redeemed                      (101,972) (210,494)
    Increase (decrease) in net assets
      from capital share transactions      (2,279)  (28,771)

Net Assets

Increase (decrease) during period          15,069   (38,881)
Beginning of period                     1,336,626 1,375,507

End of period                           $1,351,695$1,336,626
                                      _____________________

*Share information
    Shares sold                             7,938    14,128
    Distributions reinvested                2,443     5,064
    Shares redeemed                       (10,620)  (22,237)

    Increase (decrease) in shares outstanding(239)   (3,045)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited
August 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $272,156,000 and $269,426,000, respectively, for the six months ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $7,665,000, of which $4,521,000 expires in 2003, and $3,144,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,244,251,000, and net unrealized gain aggregated $97,152,000, of which $97,791,000 related to appreciated investments and $639,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $544,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $344,000 for the six months ended August 31, 1997, of which $68,000 was payable at period-end.

T. Rowe Price Shareholder Services
Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.
Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
International/Global
Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *Closed to new investors.
**Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area
To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Income Fund(registered trademark).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F45-051  8/31/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free
Funds

August 31, 1997

T. Rowe Price
Report Highlights
Tax-Free Funds

o Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

o The spreads between yields on higher- and lower-quality bonds continued to narrow, resulting in stronger relative performance for the lower-quality sector of the market.

o All five funds generated modest to good returns for the six months ended August 31.

o Your funds relied to a great extent on credit research, yield curve positioning, and duration management to enhance returns.

o Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders

The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation and progress on controlling the federal budget deficit diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing above 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

Long-term municipal interest rates followed a similar pattern, rising in March, peaking in April, then falling in late June and July when data signaled an economic slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA GO bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

Municipal Bond and Note Yields chart

               30-Yr AAA 5-Yr AAA  1-Yr Moody

8/31/96           5.75      4.55      3.9
                  5.55      4.5       3.85
                  5.5       4.4       3.7

11/96             5.35      4.2       3.7
                  5.45      4.35      3.6
                  5.55      4.45      3.7

2/97              5.5       4.35      3.7
                  5.75      4.75      3.9
                  5.6       4.8       3.95

5/97              5.5       4.55      3.9
                  5.45      4.4       3.85
                  5.15      4.15      3.85

8/31/97           5.35      4.35      3.85

High-yield bonds were the best-performing sector of the tax-free market, as their yields fell further than those of investment-grade bonds. While all sectors benefited from an expanding economy, the impact was strongest on BBB and lower-rated securities since their issuers' financial condition had the most room for improvement. This trend was evidenced by reports from Moody's and Standard & Poor's that upgrades exceeded downgrades by more than three to one. Expanding use of insurance on municipal bonds has resulted in a reduced supply of A rated and BBB rated bonds, which also contributed to the strength of lower-quality bonds.
The Taxpayer Relief Act of 1997 contained positive news for municipal bonds, maintaining favorable tax treatment for corporations that purchase municipals and eliminating the cap on the amount of outstanding tax-exempt debt permitted for non-hospital organizations. Also, the reduction in the capital gains rate should be favorable for long-term investors. However, the bill did not raise the income thresholds for the alternative minimum tax, which would have reduced the number of taxpayers subject to it, as was widely expected.

TAX-EXEMPT MONEY FUND

Performance Comparison
Periods Ended 8/31/97      6 Months 12 Months
___________________________________________________________

Tax-Exempt Money Fund          1.61%     3.14%

Lipper Tax-Exempt Money
Market Funds Average           1.54      3.01

Our longer-maturity strategy resulted in good returns, enabling your fund to outperform its peer group during both the 6- and 12-month periods ended August 31, 1997.

The tax-exempt short-term market was fairly stable during the past six months. Despite the hike in the federal funds rate, short-term interest rates moved only modestly higher in a calm, measured fashion. The yield on one-year securities closed the period 15 basis points (100 basis points equal one percent) higher than at the end of February and fluctuated within a range of only 25 basis points.

During the past six months, tax-exempt money fund assets expanded to a record $154.2 billion, while new issuance of short-term securities fell 13.3%, or $4.2 billion, from last year's volume through August. Strong demand, coupled with contracting supply, helped keep potentially wide yield movements at bay.

Your fund ended the period with a weighted average maturity of 60 days, close to the 58 days at the end of February. Our maturity posture was longer than our peer group average of 49 days, as it has been for the last six months. This strategy enabled us to take advantage of the positively sloped short-term yield curve, as the difference between overnight and one-year yields averaged 33 basis points from the end of February through the end of August.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
____________________________________________________________

Tax-Free Short-Intermediate Fund   2.13%     5.33%

Lipper Short-Intermediate
Debt Funds Average                 2.17      5.25

Your fund performed roughly in line with the average for its peer group during the past 6- and 12-month periods, as shown in the table. Fund exposure to lower-rated bonds enhanced results, while its slightly shorter duration in June and July detracted from performance. (For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one percentage point rise or fall in interest rates.)

Returns over the last six months were roughly equal to the coupon earned on a five-year AAA general obligation bond. Yield spreads between higher- and lower-quality bonds continued to tighten, causing the latter to outperform the former.

We maintained a slightly defensive posture toward interest rate risk throughout the period, after shortening duration to 2.8 years from about 3.0 years in January. Through mid-April, as five-year AAA general obligation yields rose from their February lows to 4.85%, our defensive posture proved valid. We then began to extend duration slightly to take advantage of higher yields. Initial signs of a second quarter economic slowdown began to emerge, and bond prices started to rise, pushing yields lower. We began to take profits in June, a bit early as it turned out since the rally continued into July, driving five-year high-grade bond yields back down to their February lows. The fund maintained its conservative posture through August, performing well relative to its peers.

One effect of the economic expansion was an upgrade in the credit quality of many issuers. We continued to increase our allocation to lower-rated issuers whose credit outlook seemed favorable. New York State lease-backed debt was our largest exposure to BBB rated securities at the end of August (5.4% of assets). In line with our expectations, these bonds were recently upgraded by Standard & Poor's. The favorable outlook for these bonds caused the yield differential between them and higher-rated securities to be cut in half since our last purchase in March. Overall, municipal credit quality should continue to improve until economic growth slows significantly.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Your fund's defensive duration restrained performance over the past six and 12 months, resulting in returns that were solid but slightly lagged the peer group average, as shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
______________________________________________________________

Tax-Free Insured Intermediate
Bond Fund                          2.79%     6.91%

Lipper Intermediate
Municipal Debt Funds Average       2.89      7.03

The fund's duration was maintained at a neutral to somewhat defensive level between 5.3 and 5.5 years throughout the past six months (see page 3 for an explanation of duration). We entered the period with a relatively short duration, which reduced fund exposure to interest rate risk; we had shortened the fund's duration in February from 5.6 years to 5.3 years since we considered the risk to be increasing. This moderate shortening helped fund performance during the early part of the period but proved to be too conservative over the longer run.

Asset allocation along the yield curve made a significant contribution to performance. Early in the period, intermediate yields rose (and prices fell) more than longer-term yields, producing a flattening of the yield curve in response to a stronger economy and the Fed's tighter monetary policy. Then, as the economy appeared to slow in the second quarter, intermediate yields fell further than long-term yields, causing the yield curve to steepen once again.

The market share of new issues carrying insurance continued to increase. Through August, insured bonds accounted for 51% of new municipal issuance compared with 46% in 1996 and 34% in 1992. This increase is primarily due to the generally rising credit quality of municipal bond issuers who have benefited from the current economic expansion. As credit quality increases, more issuers qualify for insurance. Nevertheless, we continue our practice of reviewing the credit quality of each issue as though it were uninsured.

TAX-FREE INCOME FUND

During the past six months, returns were strong for high-quality long-term bonds. In this environment, your fund outperformed the average returns for its peer group during both the 6- and 12-month periods shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
_____________________________________________________________

Tax-Free Income Fund               3.99%     8.98%
Lipper General Municipal

Debt Funds Average                 3.87      8.83

Long-term interest rates moved in a range of about 70 basis points during the past six months, with medium-quality yields briefly rising near 6.00% and declining to 5.30%.

We kept the fund's duration within a neutral band during the period,since we did not expect a break outside the trading range (see page 3 for an explanation of duration). We also shifted the portfolio to a slightly more "barbelled" maturity structure by increasing weightings in bonds with maturities beyond 10 years and shorter than five years, which enabled performance to benefit from a flattening yield curve. Compared with six months ago, the fund's weighted average maturity was slightly longer but its effective duration was slightly shorter, as lower rates caused more bonds in the portfolio to trade to shorter call dates.

Lower-quality investments were good performers over the past six months as some of their issuers enjoyed credit upgrades. Exposure to BBB and lower-rated investments was trimmed at the end of August, after we took some profits when yield spreads narrowed and increased our weighting in A rated securities. We will continue to add selectively to lower-quality bonds with positive credit outlooks.

Our goals over the past six months were to maintain or improve the fund's yield, to look for ways to add value through credit research, and to lower exposure to the 5- through 10-year maturity range. Recently, we bought lower-coupon bonds selling at a discount (below par) for their potential price appreciation, and also higher-coupon bonds selling at a premium (above par) for their income. The flatter yield curve created some relative value in shorter-term bonds, which prompted us to purchase some one- and two-year maturities.

TAX-FREE HIGH YIELD FUND

Your fund's robust returns exceeded those of its peer group average for both the 6- and 12-month periods ended August 31, as shown in the following table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
___________________________________________________________

Tax-Free High Yield Fund           4.66%    10.28%

Lipper High Yield Municipal
Debt Funds Average                 4.46      9.68

In our last report we mentioned that we expected the high-yield segment of the market to maintain its narrow yield spreads versus higher-quality bonds; since then, these spreads have narrowed even further due to strong demand and lower high-yield issuance. As the yield gap narrowed, high-yield bonds outperformed higher-quality bonds on a relative basis. A prime example of this was the trading activity in general obligation bonds issued by New York City. Long a benchmark in the BBB category, New York GO bonds were trading at yields 80 basis points higher than those of AAA municipals of similar maturities. That differential declined over the past year to only 40 basis points. This type of relative performance occurred generally throughout the high-yield sector.

This ongoing contraction in yields affected the manner in which we managed the fund-specifically, it dampened our interest in buying lower-quality bonds. Over the past six months, we allowed fund exposure to below-investment-grade bonds to fall from 23% to 20% of net assets, principally through upgrades and refinancings. We remain buyers of lower-quality bonds when the returns appear reasonable, keeping in mind our goal of providing the highest yields possible. However, we will not take significant risks when the rewards do not appear to be commensurate. As a result, we do not expect to materially increase our exposure to lower-quality bonds until the yield relationships improve.

Quality diversification pie chart on 8/31/97

AAA                 7%
AA                 27%
A                  15%
BBB                31%
BB and Below       20%

We began the six-month period with a duration of 7.2 years, which was neutral at the time. We shortened it to 6.8 years through most of the period, which developed into a modestly long position versus our peer group, whose durations fell even more. At the end of August, duration stood at 7.0 years, the weighted average maturity at 18.7 years, and fund cash levels were near 5%.

OUTLOOK

The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers.

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

September 19, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97
Tax-Exempt Money Fund
_______________________________________________________________________

Price Per Share                          $ 1.00     $  1.00

Dividends Per Share
    For 6 months                          0.015       0.016

    For 12 months                         0.030       0.031

Dividend Yield (7-Day Compound) *          3.02%       3.04%

Weighted Average Maturity (days)             58          60

Weighted Average Quality **          First Tier  First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                          $ 5.35     $  5.33

Dividends Per Share

    For 6 months                           0.11        0.11

    For 12 months                          0.23        0.22

Dividend Yield *

    For 6 months                           4.37%       4.27%

    For 12 months                          4.39        4.37

Weighted Average Maturity (years)           3.6         3.8

Weighted Average Effective Duration (years) 2.8         2.8

Weighted Average Quality ***                 AA         AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free Insured Intermediate Bond Fund
_______________________________________________________________________

Price Per Share                          $10.80     $ 10.86

Dividends Per Share

    For 6 months                           0.24        0.24

    For 12 months                          0.48        0.48

Dividend Yield *

    For 6 months                           4.58%       4.44%

    For 12 months                          4.56        4.56

Weighted Average Maturity (years)           7.4         8.5

Weighted Average Effective Duration (years) 5.3         5.4

Weighted Average Quality ***                 AA          AA


Tax-Free Income Fund
_______________________________________________________________________

Price Per Share                          $ 9.59     $  9.71

Dividends Per Share

    For 6 months                           0.26        0.26

    For 12 months                          0.52        0.52

Dividend Yield *

    For 6 months                           5.48%       5.40%

    For 12 months                          5.54        5.51

Weighted Average Maturity (years)          17.0        17.4

Weighted Average Effective Duration (years) 7.7         7.5

Weighted Average Quality ***                AA-         AA-


Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free High Yield Fund
_______________________________________________________________________

Price Per Share                          $12.12     $ 12.33

Dividends Per Share

    For 6 months                           0.35        0.35

    For 12 months                          0.70        0.70

Dividend Yield *

    For 6 months                           5.94%       5.74%

    For 12 months                          6.02        5.92

Weighted Average Maturity (years)          19.1        18.7

Weighted Average Effective Duration (years) 7.2         7.0

Weighted Average Quality ***               BBB+          A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                               Since Inception
8/31/97       1 Year  5 Years  10 Years Inception      Date
_____________________________________________________________________

Tax-Exempt Money3.14%    2.77%     3.72%        -    4/8/81

Tax-Free Short-
Intermediate    5.33     4.73      5.45         -  12/23/83

Tax-Free Insured
Intermediate
Bond            6.91        -         -      6.64% 11/30/92

Tax-Free Income 8.98     6.95      7.51         -  10/26/76

Tax-Free High
Yield10.28      7.49     8.39         -             3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured or guaranteed by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Tax-Exempt Money Fund SEC Chart


         Lipper Tax-Exempt    T. Rowe Price
           Money Market        Tax-Exempt
            Funds Index        Money Fund

8/31/87     $ 10,000            $ 10,000
8/88          10,458              10,470
8/89          11,066              11,086
8/90          11,679              11,694
8/91          12,227              12,211
8/92          12,610              12,575
8/93          12,867              12,838
8/94          13,124              13,118
8/95          13,543              13,547
8/96          13,956              13,976
8/97        $ 14,380            $ 14,416


Tax-Free High Yield Fund SEC Chart

                            Lipper High Yield T. Rowe Price
           Lehman Revenue    Municipal Debt    High Yield
             Bond Index       Funds Average       Fund

8/31/87     $ 10,000            $ 10,000        $10,000
8/88          10,854              10,714         10,671
8/89          12,191              11,940         11,811
8/90          12,995              12,568         12,637
8/91          14,620              13,851         13,993
8/92          16,347              15,301         15,595
8/93          18,477              17,071         17,652
8/94          18,449              17,252         17,787
8/95          20,091              18,585         19,172
8/96          21,264              19,584         20,290
8/97        $ 23,350            $ 21,465        $22,376

Tax-Free Income Fund SEC Chart

                            Lipper General   T. Rowe Price
         Lehman Municipal   Municipal Debt     Tax-Free
            Bond Index       Funds Average    Income Fund

8/31/87       $10,000          $10,000        $ 10,000
8/88          10,688            10,684          10,472
8/89          11,862            11,888          11,263
8/90          12,623            12,447          11,860
8/91          14,111            13,923          13,201
8/92          15,687            15,507          14,740
8/93          17,601            17,421          16,733
8/94          17,626            17,250          16,600
8/95          19,188            18,556          17,945
8/96          20,193            19,467          18,924
8/97          $22,060          $21,257        $ 20,623

Tax-Free Short-Intermediate Fund SEC Chart

                            Lipper Short-    T. Rowe Price
          Lehman 3-Year   Intermediate Debt Tax-Free Short-
          GO Bond Index     Funds Average  Intermediate Fund

8/31/87    $ 10,000           $10,000         $ 10,000
8/88         10,417            10,514           10,431
8/89         11,112            11,196           11,026
8/90         11,844            11,901           11,734
8/91         12,891            12,892           12,599
8/92         14,023            13,919           13,492
8/93         14,947            14,949           14,367
8/94         15,333            15,228           14,679
8/95         16,381            16,126           15,542
8/96         17,026            16,728           16,139
8/97       $ 17,972           $17,647         $ 16,999

Tax-Free Insured Intermediate Fund SEC chart

                           Lipper Intermediate    Tax-Free
           Lehman 7-Year GO  Municipal Debt Insured Intermediate
            Bond Index        Funds Average       Bond Fund

11/30/92   $ 10,000           $  10,000          $ 10,000
8/93         10,900              10,892            11,103
8/94         11,022              11,011            11,308
8/95         12,008              11,810            12,212
8/96         12,499              12,300            12,696
8/97       $ 13,489           $  13,191          $ 13,572

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access (registered trademark)
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
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To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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T. Rowe Price Investment Services, Inc., Distributor.
C03-051  8/31/97